The Alkaline Water Company Inc. Announces Completion of Non-brokered Private Placement

SCOTTSDALE, AZ--(Marketwired - May 31, 2018) - The Alkaline Water Company Inc. (TSXV and OTCQB: WTER) (the "Company"), with products bottled under the trademark Alkaline88®, is pleased to announce it has completed its non-brokered private placement financing (the “Financing”) of units (each, a “Unit”) as previously announced in the Company’s News Release of May 2, 2018.

“Compared to our prior year, customer base sales are growing at over 50% YOY. We expect this trend to accelerate as we move into summer with more SKUs being added to our retailers’ shelves. In addition to this momentum, in the last 60 days we began shipping our product to the nation’s top two retail grocery chains. The working capital from this offering will allow us to support the current and projected growth created from both our organic growth and the 6,000+ new retail locations that have just come on line,” stated Richard A. Wright, President and CEO of The Alkaline Water Company Inc.

“This is truly a very exciting time for the Company. With the two new national-retailers already online, a full pipeline of additional new grocery chains coming on later this summer, and the 50% organic growth continuing, we expect to see our fiscal 2019 sales double to nearly $40,000,000. This increase in capital will also allow us to bring on a number of new co-packers, suppliers, and personnel to ensure we can support our rapid growth throughout FY19,” concluded Mr. Wright.

The Company issued 5,131,665 Units of the Company at a price of US$0.75 per Unit for aggregate gross proceeds of US$3,848,748.75. Each Unit consisted of one share of common stock of the Company (each, a “Share”) and one-half of one share purchase warrant (each whole warrant, a “Warrant”). One Warrant entitles the holder thereof to purchase one additional Share of the Company (each, a “Warrant Share”) at a price of US$0.90 per Warrant Share for a period of two years from closing.

The proceeds of the Financing are expected to be used for expansion of production capacity and general working capital.

Each of the Shares, the Warrants and the Warrant Shares is a "restricted security" under the United States Securities Act of 1933, as amended (the “1933 Act”) and will be subject to a hold period of at least six months from the date they are issued. In addition, in Canada, these securities are subject to a statutory hold period of four months and one day expiring on September 26, 2018 or October 1, 2018. None of the securities issued or to be issued in connection with the Financing will be or have been registered under the 1933 Act, and none may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the 1933 Act.

The Alkaline Water Company Inc. (TSXV and OTCQB: WTER) has developed an innovative, state-of-the-art, proprietary electrolysis process that produces healthy alkaline water for a balanced lifestyle. The Company is focused on the business of distributing and marketing for retail sale of its cost-effectively packaged Alkaline88® water beverage products. Visit: www.thealkalinewaterco.com.

About Alkaline Water Products
Alkaline88® is a premier 8.8 pH balanced bottled alkaline drinking water enhanced with trace minerals and electrolytes. The product offers consumers the unique opportunity to purchase alkaline water in conveniently packaged 500-milliliter, 700-milliliter, 1-liter, 1.5 -liter, 3-liter and 1-gallon sizes. The Alkaline Water Company Inc. is currently in the midst of a national mass-market expansion program, where the product is already available for consumer sales at a growing number of major retail locations across many parts of the United States. Learn more about the science behind alkaline water by visiting www.thealkalinewaterco.com.

Notice Regarding Forward-Looking Statements

This news release contains "forward-looking statements." Statements in this news release that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the Company’s statement that: (i) the proceeds of the Financing are expected to be used for expansion of production capacity and general working capital; (ii) the Company expects this trend of growth in sales to accelerate as it moves into summer and more SKUs are being added to its retailers’ shelves; (iii) the working capital from this offering will allow the Company to support the current and projected growth created from both its organic growth and the 6,000+ new retail locations that have just come on line; (iv) the Company expects to see its fiscal 2019 sales double to nearly $40,000,000 with the two new national-retailers already online, a full pipeline of additional new grocery chains coming on later this summer, and the 50% organic growth continuing; and (v) this increase in capital will also allow the Company to bring on a number of new co-packers, suppliers, and personnel to ensure it can support its rapid growth throughout FY19”.

The material assumptions supporting these forward-looking statements include, among others, that the demand for the Company's products will continue to significantly grow; that there will be increased production capacity through implementation of new production facilities, new co-packers and new technology; that there will be an increase in number of products available for sale to retailers and consumers; that there will be an expansion in geographical areas by national retailers carrying the Company’s products; that there will be an expansion into new national and regional grocery retailers; and that the Company will be able to obtain additional capital to meet the Company's growing demand and satisfy the capital expenditure requirements needed to increase production and support sales activity. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, governmental regulations being implemented regarding the production and sale of alkaline water; additional competitors selling alkaline water in bulk containers reducing the Company’s sales; the fact that the Company does not own or operate any of its production facilities and that co-packers may not renew current agreements and/or not satisfy increased production quotas; that fact that the Company has a limited number of suppliers of its unique bulk bottles; the potential for supply chain interruption due to factors beyond the Company’s control; the fact that there may be a recall of products due to unintended contamination; the inherent uncertainties associated with operating as an early stage company; changes in customer demand; the extent to which the Company is successful in gaining new long-term relationships with new retailers and retaining existing relationships with retailers; the Company’s ability to raise the additional funding that it will need to continue to pursue its business, planned capital expansion and sales activity; competition in the industry in which the Company operates and market conditions. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law, including the securities laws of the United States and Canada. Although the Company believes that any beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Readers should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the reports and other documents the Company files with the SEC, available at www.sec.gov, and on the SEDAR, available at www.sedar.com.

The Alkaline Water Company Inc.

WTER Investor Relations
IRTH Communications
Robert Haag
Managing Partner
800-923-1910
investors@thealkalinewaterco.com

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.